                                                             Exhibit 99.906.Cert

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust II (the "Trust") (on behalf of Eaton Vance Florida Insured Municipals Fund), that:

   (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance Florida Insured Municipals Fund ) on Form N-CSR for the period ended July 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Florida Insured Municipals Fund ) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust II (On behalf of Eaton Vance Florida Insured Municipals Fund)

Date: September 20, 2004
      ------------------


/s/ James L. O'Connor
---------------------
James L. O'Connor
Treasurer

Date: September 20, 2004
      ------------------


/s/ Thomas J. Fetter
--------------------
Thomas J. Fetter
President

                                                             Exhibit 99.906.Cert

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust II (the "Trust") (on behalf of Eaton Vance Hawaii Municipals Fund), that:

   (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance Hawaii Municipals Fund ) on Form N-CSR for the period ended July 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Hawaii Municipals Fund ) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust II (On behalf of Eaton Vance Hawaii Municipals
Fund)

Date: September 20, 2004
      ------------------


/s/ James L. O'Connor
---------------------
James L. O'Connor
Treasurer

Date: September 20, 2004
      ------------------


/s/ Thomas J. Fetter
--------------------
Thomas J. Fetter
President

                                                             Exhibit 99.906.Cert

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust II (the "Trust") (on behalf of Eaton Vance Kansas Municipals Fund), that:

   (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance Kansas Municipals Fund ) on Form N-CSR for the period ended July 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Kansas Municipals Fund ) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust II (On behalf of Eaton Vance Kansas Municipals
Fund)

Date: September 20, 2004
      ------------------


/s/ James L. O'Connor
---------------------
James L. O'Connor
Treasurer

Date: September 20, 2004
      ------------------


/s/ Thomas J. Fetter
--------------------
Thomas J. Fetter
President